UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report
Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2014

OCWEN FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 Summit Boulevard, 6th Floor
Atlanta, Georgia 30319
(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
In a preliminary offering memorandum distributed to investors in connection with a private placement described under Item 8.01 of this Current Report on Form 8-K (the “Current Report”), Ocwen Financial Corporation (the “Company,” “we” or “us”) will disclose certain information to prospective investors including, but not limited to, certain non-GAAP financial measures, including Consolidated Adjusted EBITDA and Corporate Indebtedness, as such terms are defined and calculated in accordance with the indenture to be entered into in connection with the issuance of the notes offered in the private placement. Pursuant to Regulation FD, the Company is furnishing as Exhibit 99.1 to this Current Report the relevant information being disclosed by the Company in the preliminary offering memorandum that has not otherwise been publicly disclosed. Exhibit 99.1 is incorporated herein by reference.
The information contained under this Item 7.01 in this Current Report, including Exhibit 99.1, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.
On May 7, 2014, the Company issued a press release announcing that it had launched a private placement of $350 million in aggregate principal amount of senior notes due 2019. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
The press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any offer or sale of, any notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
The information contained under this Item 8.01 in this Current Report, including Exhibit 99.2, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(a) - (c)	Not applicable

(d)	Exhibits:
99.1    Regulation FD Disclosure.
99.2    Press release of Ocwen Financial Corporation dated May 7, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION (Registrant)

Date: May 7, 2014	By:	/s/ John V. Britti
John V. Britti
Executive Vice President & Chief Financial Officer
(On behalf of the Registrant and as its principal financial officer)

OCWEN FINANCIAL CORPORATION
Exhibit Index to Current Report on Form 8-K
Dated May 7, 2014

Exhibit No.
99.1    Regulation FD Disclosure.
99.2    Press release of Ocwen Financial Corporation dated May 7, 2014.